SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of report (Date of earliest event reported)       November 23, 1999
                                                  -----------------------------



                          ILLINOIS TOOL WORKS INC.
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             (Exact name of Registrant as specified in charter)



                                  Delaware
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               (State or other jurisdiction of incorporation)



             1-4797                           36-1258310
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    (Commission File Number)       (IRS Employer Identification No.)



              3600 West Lake Avenue, Glenview, Illinois 60025
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            (Address of principal executive offices) (Zip Code)



                               (847) 724-7500
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            (Registrant's telephone number, including area code)



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       (Former name or former address, if changed since last report)









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Item 2.  Acquisition or Disposition of Assets

         On November 23, 1999, pursuant to the Agreement and Plan of Merger dated as of September 9, 1999 (the "Agreement") among Premark International, Inc., a Delaware corporation ("Premark"), Illinois Tool Works Inc., a Delaware corporation ("ITW") and CS Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of ITW ("Merger Sub"), Merger Sub merged into Premark causing Premark to become a wholly owned subsidiary of ITW (the "Merger"). In connection with the Merger, each outstanding share of Premark common stock was converted into the right to receive 0.8081 of a share of ITW common stock. The Merger will be accounted for as a pooling-of-interests.

         W. James Farrell, ITW's Chairman and Chief Executive Officer, served on the Board of Directors of Premark (the "Premark Board") since 1996. Mr. Farrell did not take part in, and was not present during, any of the deliberations of the Premark Board concerning the Merger.

          Premark is a leading developer, manufacturer and marketer of brand name products which comprise three categories: food equipment, decorative products, and consumer products.

Item 7.  Financial Statements and Exhibits.

(a) The financial statements of Premark required pursuant to Rule 3-05 of Regulation S-X were previously reported in Premark's Annual Report on Form 10-K for the fiscal year ended December 26, 1998 and Premark's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 27, 1999, June 26, 1999 and September 25, 1999 and are incorporated herein by this reference.

(b) ITW expects to file within 60 days of the date of this Report pro forma financial statements as required by Item 7(b) of Form 8-K.

(c)  Exhibits

Exhibit No.                       Exhibit
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   2         Agreement and Plan of Merger dated as of September 9, 1999 among Premark International, Inc., Illinois Tool Works Inc. and CS Merger Sub Inc. (incorporated by reference to Exhibit 2 to Premark's Current Report on Form 8-K/A filed September 14, 1999).



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



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   ILLINOIS TOOL WORKS INC.




Date:     December 8, 1999         By:  /s/ Stewart S. Hudnut
                                        -------------------------------------
                                         Name:   Stewart S. Hudnut
                                         Title:  Senior Vice President,
                                                 General Counsel and Secretary





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


                               EXHIBIT INDEX
                               -------------

Exhibit No.               Exhibit
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    2               Agreement and Plan of Merger dated as of September 9, 1999 among Premark International, Inc., Illinois Tool Works Inc. and CS Merger Sub Inc. (incorporated by reference to
                    Exhibit 2 to Premark's Current Report on Form 8-K/A filed September 14, 1999).





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